[USAA(R) logo appears here.]




                                 USAA FIRST START
                                              GROWTH Fund





                                         USAA first start(R)






                               Semiannual Report

--------------------------------------------------------------------------------
January 31, 2002

Table of CONTENTS
--------------------------------------------------------------------------------


      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              6

      MANAGERS' COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            15

      FINANCIAL INFORMATION

         Portfolio of Investments                                     17

         Notes to Portfolio of Investments                            23

         Statement of Assets and Liabilities                          24

         Statement of Operations                                      25

         Statements of Changes in Net Assets                          26

         Notes to Financial Statements                                27

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth*               Money Market          Extended Market Index

     Capital Growth             Tax Exempt Money Market     Global Titans Index

    Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

   First Start Growth             State Money Market           S&P 500 Index

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
     Growth & Income          --------------------------------------------------

      Income Stock                    GNMA Trust            Balanced Strategy

     International             High-Yield Opportunities    Cornerstone Strategy

Precious Metals and Minerals            Income           Growth and Tax Strategy

   Science & Technology         Intermediate-Term Bond       Growth Strategy*

     Small Cap Stock               Short-Term Bond           Income Strategy*

          Value               ---------------------------
                                    TAX-EXEMPT BOND
      World Growth            ---------------------------

                                      Long-Term

                                  Intermediate-Term

                                      Short-Term

                                  State Bond/Income     *CLOSED TO NEW INVESTORS
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS 50 INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:




               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA FIRST START GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board,
Christopher W. Claus, appears here.]                    "
                                            THE MORE THINGS CHANGE,

                                          THE MORE THEY STAY THE SAME.
                                                        "

--------------------------------------------------------------------------------

               And when it comes to the financial market, this popular saying is 100% correct. During the heady days of the 1990s, pundits declared that the U.S. economy was "recession-proof," that the market was so broad and diversified it could withstand slow-downs in particular sectors. The boom-and-bust cycle, they said, was a thing of the past.

               They were mistaken. If we've learned anything from the current market correction, it's that market cycles are a fact of life. We can use fiscal and monetary policy to affect their duration, but eventually one market cycle ends and another begins. The market will always be cyclical--just as tigers will always have stripes.

               This truth presents us with a challenge. During the bull market of the 1990s, investors became accustomed to returns of 20% or better. Because they could count on the market to help them put money away for the future, Americans saved less--only about 1% of their disposable income. Instead, they bought more goods and services, spending between 96% and 99% of their

....CONTINUED
--------------------------------------------------------------------------------


               disposable income. Now we are in a new market cycle, one in which investors have seen the performance of their portfolios drop. Over time, the market is likely to gravitate back to its historical rate of return of about 8% to 10%. But so far, our consumption and saving rates have remained unchanged.

               What does this mean?

               It means that we will not be able to meet our long-term goals by investment returns alone. We must save more and consume less. We should also protect ourselves against extremes in the market by using an asset allocation plan that includes a range of investments. Most of all, we must remain patient and let our plan--as well as our money--work for us.

               On behalf of the entire team at USAA Investments, I would like to thank you for trusting us to help you determine and plan your investment goals. We stand ready to assist you, and will continue to work hard on your behalf.


               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board






               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA FIRST START GROWTH FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Long-term capital appreciation.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities of companies that provide goods and services we believe are familiar to young people.


--------------------------------------------------------------------------------
                                         1/31/02              7/31/01
--------------------------------------------------------------------------------
   Net Assets                         $161.0 Million       $185.8 Million
   Net Asset Value Per Share              $9.32               $10.87


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
--------------------------------------------------------------------------------
  7/31/01 to 1/31/02*            1 YEAR              SINCE INCEPTION ON 8/1/97
       -14.26%                  -37.66%                       -1.30%


* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.




               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

....CONTINUED
--------------------------------------------------------------------------------


                       CUMULATIVE PERFORMANCE COMPARISON
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund, the S&P 500 Index, the Lipper Large-Cap Growth Funds Average and the Lipper Large-Cap Growth Funds Index for the period of 08/01/1997 through 01/31/2002. The data points from the graph are as follows:


          USAA FIRST START   S&P 500     LIPPER LARGE-CAP      LIPPER LARGE-CAP
            GROWTH FUND       INDEX    GROWTH FUNDS AVERAGE   GROWTH FUNDS INDEX
          ----------------   -------   --------------------   ------------------

08/01/97      $10,000        $10,000          $10,000              $10,000
01/31/98       10,250         10,356           10,179               10,155
07/31/98       12,270         11,931           11,881               12,016
01/31/99       14,693         13,723           14,199               14,502
07/31/99       15,560         14,341           14,598               14,772
01/31/00       16,320         15,142           17,665               17,623
07/31/00       17,362         15,627           18,560               18,030
01/31/01       15,126         15,005           15,998               15,176
07/31/01       10,998         13,388           12,698               11,828
01/31/02        9,430         12,584           11,687               10,973


          DATA SINCE INCEPTION ON 8/1/97 THROUGH 1/31/02.




See the following page for benchmark definitions.


NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

8

....CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

               - The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

               - The Lipper Large-Cap Growth Funds Average, an average performance level of all large-capitalization growth funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper Large-Cap Growth Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth Funds category.

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio Managers
from left to right: Curt Rohrman, CFA,
and William Van Arnum, CFA, appears here.]
--------------------------------------------------------------------------------

               Have you ever been on a treadmill? Running in place for a while can be fun, and it's good for you. At about 3 miles per hour, it's pretty easy as long as you are pointed forward and concentrate on each step. You breathe a little harder than when you're walking, but it's not a big deal. Pick up the pace a bit and run at 5 miles per hour, and it gets a little harder. You're breathing hard, sweating, and wondering how much longer you have to go. But you remind yourself that all this activity is good for you.

               Then someone hits the speed button and you're going 6 miles per hour. Now it's getting uncomfortable--you could even trip. You know it's good for you, but you can't wait until it's over. You look down, and you're in the same spot you were when you started. You haven't actually moved forward at all!

               During the past six months, investing was a lot like running on a treadmill. It was a lot of work, but we didn't get very far. At first, it was like a slow jog when it looked like the stock market was recovering from a tough ending in 2000. Then it became clear that the economy was in trouble, and it was like someone

10

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               doubled the speed of the treadmill. We were moving fast and working hard, but we weren't moving forward. In fact, we were moving backward. When the devastating events in New York City and Washington D.C. occurred in September 2001, the speed of the treadmill increased even more, and there was a good chance of tripping. Finally, when it became official that the economy was in a recession, we really started to wonder when this treadmill would slow down.

               Despite a tough six months for investing, the USAA First Start Growth Fund ended the year in good shape, even though it may feel like we didn't get far on that treadmill. We made a couple of changes to the Fund. In October, Bill Van Arnum was added to the First Start team, and he now co-manages the Fund with Curt Rohrman. Along with that change, we repositioned the Fund a bit. We went forward with a New Year's resolution of changing our diet by reducing our intake of investments in technology. Just as a balanced diet is important when staying in shape, so is a balanced portfolio when investing. During this period, we reduced our technology exposure and spread it out a little more evenly with investments in selected financial, industrial, and consumer stocks. The lower tech weighting should reduce some of the Fund's volatility but still provide potential growth opportunities in well-positioned growth companies.

               With all the volatility the stock market has experienced the past few years, it's important to remember that proper investing is a marathon, not a sprint. It takes time and patience to make your money grow. There will be ups and downs, and the past six months was definitely a down. But it was not really that unusual. In the 76 years between 1926 and 2001, the market grew an

....CONTINUED
--------------------------------------------------------------------------------


               average of 10.71%, in spite of 22 years of negative growth. The other 54 years were up. It's an unfortunate part of investing, but you need to participate in the down years if you are going to take advantage of the up years. The good news is that the market provided us opportunities to buy some excellent companies at pretty reasonable prices. We like bargains, and we used the past six months to pick up a few.

               We don't know how the stock market will do in 2002. Nobody does. But, with what we feel are solid companies in the USAA First Start Growth Fund, the portfolio is positioned to benefit from a growing economy. There will be ups and downs this year, and there may be times when we may feel like we are back on that treadmill, but remember, we are training for a marathon. Time is on our side. An interesting statistic is that during the past 76 years, the stock market has fallen three years in a row only three different times--mostly back in the 1930s, during the decade of the Great Depression. We don't believe we are in any kind of economic situation that comes close to that period. Things are bad, but they are not that bad. In fact, given some of the early signs of improvement that we are seeing, we believe the economy could rebound in 2002, and the stock market is unlikely to set a new record by being down this year.

     WHAT'S IN A NAME?

               Sometimes the name of a company is very descriptive. Sometimes it's not. You probably know what Tootsie Roll Industries does, but you might not know about Genesco. The USAA First Start Growth Fund owns quite a few stocks in companies whose products you are probably very familiar with, but you


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

12

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               may not know it because of the name of the company. Just look at the following companies in which we invest:


               CLEAR CHANNEL COMMUNICATIONS - Do you listen to the radio? If so, then you probably have listened to one of Clear Channel's stations, since they own one out of every 10 stations in the country.


               COMCAST CORPORATION - They will soon be the largest cable TV company in the world. They provide the signal that comes through the cable that hooks to your TV set. They also own networks like QVC, E!, the Golf Channel, and Outdoor Life. They will soon own a large interest in Warner Brothers Studios.


               GENESCO - Go to a mall and you'll probably see one of their shoe stores: Journeys, Johnston & Murphy, Jarman, and Underground Station.


               SEALED AIR CORPORATION - They make a lot of packaging material. One of their most successful products is the plastic bubble wrap used to protect fragile objects inside boxes. You know, those bubbles you like to pop at Christmas time.


               SONIC CORPORATION - If you don't live in the South or Mid-west, you may not have heard of them yet, but they run a very successful chain of fast food burger joints.


               STARWOOD HOTELS & RESORTS WORLDWIDE - Ever heard of Sheraton, Westin, or St. Regis hotels? Yep, Starwood owns them all.



               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-22.

....CONTINUED
--------------------------------------------------------------------------------


               TIFFANY & CO. - You may not know the name, but I guarantee your mother does. Tiffany is one of the most recognized names in jewelry. Just ask mom about that little blue box.

               TRICON GLOBAL RESTAURANTS - Tricon owns Taco Bell, Pizza Hut, and KFC. We know you've heard of those.

     PERFORMANCE

               The past six months was tough. From August 2001 through January 2002, the S&P 500 Index declined 6.01%. The U.S. economy was in a recession during this period, and both corporate and consumer spending slowed. That affected corporate profits and stock prices. The Fund had an even tougher six-month period, declining 14.26%. The Fund's heavy emphasis on technology and health care was the biggest reason we did worse than the S&P 500 Index. During the past six months, our technology sector fell 12.6% and the health care sector fell 6.1%. Technology stocks that hurt performance included Analog Devices, Handspring, Teradyne, and KLA-Tencor. Health care stocks that hurt performance included Medarex, Invitogen, and Amgen. Our investments in strong-performing sectors like consumer cyclicals (Starwood Hotels & Resorts Worldwide, Tiffany, Wet Seal, and Best Buy) and even selected technology (Intel and Dell Computer) were simply overwhelmed by the negative effects of technology and health care.




               ANALOG DEVICES, HANDSPRING, TERADYNE, KLA- TENCOR, MEDAREN, INVITOGEN, AND AMGEN WERE SOLD OUT OF THE FUND BEFORE THE END OF THE PERIOD.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 8 FOR THE S&P 500 INDEX DEFINITION.

14

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


     STRATEGY

               The Fund buys stocks of companies that make products or provide services we believe are familiar to you. We try not to buy a bunch of companies that make the same thing. Instead, the stocks we own are spread across different areas: industrial, consumer, financials, health care, and technology. We like companies that are really good at what they do and have built--or are building--leadership positions. Companies we buy have been growing faster than the average company and have plenty of opportunities to continue to do so in the future.

     OUTLOOK

               We think the stock market has the potential to do well during the next several years, and our reasons are unchanged. U.S. companies, in general, are the most competitive on the planet. We believe they make better, more innovative products at lower costs than companies anywhere else. People around the world want U.S. products. Whether the products are personal digital assistants
               (PDAs), razor blades, animated films, beverages, video game software, or pharmaceuticals, our market share advantage is widening. This advantage is important if U.S. companies are going to continue to grow rapidly.

               It's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS




                -------------------------------------------------
                                TOP 10 HOLDINGS*
                               (% of Net Assets)
                -------------------------------------------------

                  Microsoft Corp.                          4.9%

                  Comcast Corp. "A"                        3.9%

                  Dell Computer Corp.                      3.8%

                  Intel Corp.                              3.2%

                  American Home Products Corp.             3.1%

                  Clear Channel Communications, Inc.       3.0%

                  Berkshire Hathaway, Inc. "A"             2.8%

                  Wal-Mart Stores, Inc.                    2.8%

                  Pfizer, Inc.                             2.6%

                  SPX Corp.                                2.6%

                -------------------------------------------------
                 *Excludes money market instruments.





YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-22.

16

....CONTINUED
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                              PORTFOLIO INVESTMENT
                                DIVERSIFICATION*
                                    1/31/02


A pie chart is shown here depicting the Portfolio Investment Diversification as of January 31, 2002 of the USAA First Start Growth Fund to be:

Information Technology - 25.4%; Consumer-Discretionary - 20.1%; Health Care - 17.1%; Financials - 13.5%; Industrials - 8.9%; Consumer Staples - 6.0%; Materials - 3.6%; Energy - 1.7%; and Telecommunication Services - 1.5%.



                       *EXCLUDES MONEY MARKET INSTRUMENTS.


      PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-22.

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                COMMON STOCKS (97.8%)

                ADVERTISING (1.1%)
       21,000   Omnicom Group, Inc.                                     $  1,835
--------------------------------------------------------------------------------

                AEROSPACE & DEFENSE (1.0%)
       18,000   General Dynamics Corp.                                     1,612
--------------------------------------------------------------------------------

                APPAREL RETAIL (0.7%)
       22,000   Genesco, Inc.*                                               558
       19,000   Wet Seal, Inc. "A"*                                          512
--------------------------------------------------------------------------------
                                                                           1,070
--------------------------------------------------------------------------------

                APPLICATION SOFTWARE (0.7%)
       44,000   BEA Systems, Inc.*                                           798
        7,000   Electronic Arts, Inc.*                                       371
--------------------------------------------------------------------------------
                                                                           1,169
--------------------------------------------------------------------------------

                BANKS (2.4%)
       67,000   Northern Trust Corp.                                       3,912
--------------------------------------------------------------------------------

                BIOTECHNOLOGY (1.4%)
       14,000   Genentech, Inc.*                                             692
        9,000   Human Genome Sciences, Inc.*                                 253
       16,000   IDEC Pharmaceuticals Corp.*                                  952
       16,000   Millennium Pharmaceuticals, Inc.*                            304
--------------------------------------------------------------------------------
                                                                           2,201
--------------------------------------------------------------------------------

                BROADCASTING & CABLE TV (6.9%)
      105,000   Clear Channel Communications, Inc.*                        4,834
      177,000   Comcast Corp. "A"*                                         6,280
--------------------------------------------------------------------------------
                                                                          11,114
--------------------------------------------------------------------------------

                COMPUTER & ELECTRONIC RETAIL (1.6%)
       34,000   Best Buy Co., Inc.*                                        2,516
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                COMPUTER HARDWARE (6.1%)
       20,000   Apple Computer, Inc.*                                   $    495
      223,000   Dell Computer Corp.*                                       6,130
       24,000   IBM Corp.                                                  2,589
      182,000   Palm, Inc.*                                                  681
--------------------------------------------------------------------------------
                                                                           9,895
--------------------------------------------------------------------------------

                CONSTRUCTION MATERIALS (1.4%)
       47,000   Vulcan Materials Co.                                       2,181
--------------------------------------------------------------------------------

                CONSUMER ELECTRONICS (0.3%)
        9,000   Sony Corp. ADR                                               403
--------------------------------------------------------------------------------

                DATA PROCESSING SERVICES (3.0%)
       30,000   Automatic Data Processing, Inc.                            1,620
       38,000   First Data Corp.                                           3,144
--------------------------------------------------------------------------------
                                                                           4,764
--------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES (3.7%)
       93,000   Charles Schwab Corp.                                       1,337
       41,000   Moody's Corp.                                              1,538
       55,000   Morgan Stanley Dean Witter & Co.                           3,025
--------------------------------------------------------------------------------
                                                                           5,900
--------------------------------------------------------------------------------

                DRUG RETAIL (0.8%)
       35,000   Walgreen Co.                                               1,270
--------------------------------------------------------------------------------

                FOOD RETAIL (0.9%)
       34,000   Safeway, Inc.*                                             1,375
--------------------------------------------------------------------------------

                FOOTWEAR (0.2%)
       29,000   Vans, Inc.*                                                  376
--------------------------------------------------------------------------------

                GENERAL MERCHANDISE STORES (3.1%)
       12,000   Target Corp.                                                 533
       74,000   Wal-Mart Stores, Inc.                                      4,438
--------------------------------------------------------------------------------
                                                                           4,971
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT (1.5%)
       23,000   Baxter International, Inc.                              $  1,284
       24,000   Medtronic, Inc.                                            1,182
--------------------------------------------------------------------------------
                                                                           2,466
--------------------------------------------------------------------------------

                HOTELS (1.8%)
       86,000   Starwood Hotels & Resorts Worldwide, Inc.                  2,945
--------------------------------------------------------------------------------

                HOUSEHOLD PRODUCTS (1.2%)
       33,000   Colgate-Palmolive Co.                                      1,886
--------------------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES (2.3%)
      100,000   General Electric Co.                                       3,715
--------------------------------------------------------------------------------

                INDUSTRIAL MACHINERY (2.6%)
       37,000   SPX Corp.*                                                 4,224
--------------------------------------------------------------------------------

                INFORMATION TECHNOLOGY CONSULTING & SERVICES (0.5%)
        8,000   Affiliated Computer Services, Inc. "A"*                      765
--------------------------------------------------------------------------------

                INSURANCE BROKERS (2.1%)
       33,000   Marsh & McLennan Companies, Inc.                           3,361
--------------------------------------------------------------------------------

                INTEGRATED OIL & GAS (0.8%)
       35,000   Exxon Mobil Corp.                                          1,367
--------------------------------------------------------------------------------

                INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
      155,000   WorldCom, Inc.-WorldCom Group*                             1,558
--------------------------------------------------------------------------------

                LEISURE PRODUCTS (0.2%)
       20,000   Mattel, Inc.                                                 380
--------------------------------------------------------------------------------

                MOVIES & ENTERTAINMENT (2.0%)
      105,000   AOL Time Warner, Inc.*                                     2,763
       20,000   Walt Disney Co.                                              421
--------------------------------------------------------------------------------
                                                                           3,184
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                MULTI-LINE INSURANCE (1.8%)
       39,000   American International Group, Inc.                      $  2,892
--------------------------------------------------------------------------------

                NETWORKING EQUIPMENT (0.9%)
       77,000   Cisco Systems, Inc.*                                       1,525
--------------------------------------------------------------------------------

                OIL & GAS EXPLORATION & PRODUCTION (0.4%)
       14,000   Anadarko Petroleum Corp.                                     688
--------------------------------------------------------------------------------

                OIL & GAS EQUIPMENT & SERVICES (0.4%)
       18,000   Baker Hughes, Inc.                                           634
--------------------------------------------------------------------------------

                PACKAGED FOODS (1.2%)
       27,000   Tootsie Roll Industries, Inc.                              1,035
       15,000   Wrigley, Wm. Jr. Co.                                         820
--------------------------------------------------------------------------------
                                                                           1,855
--------------------------------------------------------------------------------

                PAPER PACKAGING (2.2%)
       87,000   Sealed Air Corp.*                                          3,612
--------------------------------------------------------------------------------

                PERSONAL PRODUCTS (1.0%)
       47,000   Gillette Co.                                               1,565
--------------------------------------------------------------------------------

                PHARMACEUTICALS (14.2%)
       31,000   Allergan, Inc.                                             2,069
       76,000   American Home Products Corp.                               4,914
       78,000   Bristol-Myers Squibb Co.                                   3,539
       28,000   Eli Lilly & Co.                                            2,103
       49,000   Johnson & Johnson, Inc.                                    2,818
       54,000   Merck & Co., Inc.                                          3,196
      101,000   Pfizer, Inc.                                               4,208
--------------------------------------------------------------------------------
                                                                          22,847
--------------------------------------------------------------------------------

                PROPERTY & CASUALTY INSURANCE (3.5%)
           60   Berkshire Hathaway, Inc. "A"*                              4,434
          520   Berkshire Hathaway, Inc. "B"*                              1,275
--------------------------------------------------------------------------------
                                                                           5,709
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                RESTAURANTS (0.5%)
       11,000   Sonic Corp.*                                            $    418
        7,000   Tricon Global Restaurants, Inc.*                             391
--------------------------------------------------------------------------------
                                                                             809
--------------------------------------------------------------------------------

                SEMICONDUCTOR EQUIPMENT (2.8%)
       65,000   Applied Materials, Inc.*                                   2,837
       40,000   Novellus Systems, Inc.*                                    1,709
--------------------------------------------------------------------------------
                                                                           4,546
--------------------------------------------------------------------------------

                SEMICONDUCTORS (5.9%)
      148,000   Intel Corp.                                                5,186
       22,000   Intersil Corp. "A"*                                          654
       52,000   Linear Technology Corp.                                    2,151
       48,000   Texas Instruments, Inc.                                    1,498
--------------------------------------------------------------------------------
                                                                           9,489
--------------------------------------------------------------------------------

                SOFT DRINKS (1.1%)
       23,000   Coca-Cola Co.                                              1,006
       15,000   PepsiCo, Inc.                                                752
--------------------------------------------------------------------------------
                                                                           1,758
--------------------------------------------------------------------------------

                SPECIALTY STORES (1.7%)
       76,000   Tiffany & Co.                                              2,713
--------------------------------------------------------------------------------

                SYSTEMS SOFTWARE (5.4%)
      123,000   Microsoft Corp.*                                           7,836
       21,000   VERITAS Software Corp.*                                      894
--------------------------------------------------------------------------------
                                                                           8,730
--------------------------------------------------------------------------------

                TELECOMMUNICATION EQUIPMENT (3.0%)
       39,000   CIENA Corp.*                                                 495
       90,000   JDS Uniphase Corp.*                                          630
       18,000   Nokia Corp. ADR "A"                                          422
       73,000   QUALCOMM, Inc.*                                            3,216
--------------------------------------------------------------------------------
                                                                           4,763
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------
                WIRELESS TELECOMMUNICATION SERVICES (0.5%)
       53,000   Sprint Corp. - PCS Group*                               $    868
--------------------------------------------------------------------------------
                Total common stocks (cost: $155,539)                     157,418
--------------------------------------------------------------------------------



    PRINCIPAL                                                            MARKET
       AMOUNT                                                             VALUE
        (000)   SECURITY                                                  (000)
--------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENT (3.5%)

       $5,650   Federal National Mortgage Assoc., Discount Note,
                  1.83%, 2/01/2002 (cost: $5,650)                          5,650
--------------------------------------------------------------------------------

                TOTAL INVESTMENTS (COST: $161,189)                      $163,068
================================================================================

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          * Non-income-producing security.





          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


ASSETS

   Investments in securities, at market value (identified cost of $161,189)    $163,068
   Cash                                                                              65
   Cash denominated in foreign currencies (identified cost of $3)                     2
   Collateral for securities loaned, at market value*                             1,907
   Receivables:
      Capital shares sold                                                            82
      Dividends                                                                      64
      Securities sold                                                                58
                                                                               --------
         Total assets                                                           165,246
                                                                               --------
LIABILITIES

   Payable upon return of securities loaned                                       1,907
   Securities purchased                                                           2,048
   Capital shares redeemed                                                          148
   USAA Transfer Agency Company                                                     129
                                                                               --------
         Total liabilities                                                        4,232
                                                                               --------
            Net assets applicable to capital shares outstanding                $161,014
                                                                               ========
REPRESENTED BY:

   Paid-in capital                                                             $238,793
   Accumulated undistributed net investment loss                                  (639)
   Accumulated net realized loss on investments                                (79,018)
   Net unrealized appreciation of investments                                     1,879
   Net unrealized depreciation on foreign currency translations                     (1)
                                                                               --------
            Net assets applicable to capital shares outstanding                $161,014
                                                                               ========
  *Including securities on loan of:                                            $  1,888
                                                                               ========
   Capital shares outstanding                                                    17,284
                                                                               ========
   Authorized shares of $.01 par value                                           95,000
                                                                               ========
   Net asset value, redemption price, and offering price per share             $   9.32
                                                                               ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)

USAA FIRST START GROWTH FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED)


NET INVESTMENT LOSS

   Income:
      Dividends                                                        $    445
      Interest                                                               89
                                                                       --------
         Total income                                                       534
                                                                       --------
   Expenses:
      Management fees                                                       606
      Administrative and servicing fees                                     121
      Transfer agent's fees                                               1,243
      Custodian's fees                                                       53
      Postage                                                               152
      Shareholder reporting fees                                             75
      Directors' fees                                                         2
      Registration fees                                                      13
      Professional fees                                                      15
      Other                                                                  34
                                                                       --------
         Total expenses before reimbursement                              2,314
      Expenses reimbursed                                                (1,140)
      Expenses paid indirectly                                               (1)
                                                                       --------
         Net expenses                                                     1,173
                                                                       --------
            Net investment loss                                            (639)
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss                                                    (42,929)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        16,309
      Foreign currency translations                                          (1)
                                                                       --------
            Net realized and unrealized loss                            (26,621)
                                                                       --------
Decrease in net assets resulting from operations                       $(27,260)
                                                                       ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)

USAA FIRST START GROWTH FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED),
AND YEAR ENDED JULY 31, 2001

                                                                1/31/2002        7/31/2001
                                                               ---------------------------
FROM OPERATIONS

   Net investment loss                                           $   (639)        $ (2,611)
   Net realized loss on investments                               (42,929)         (26,922)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                  16,309          (72,113)
      Foreign currency translations                                    (1)               -
                                                                 -------------------------
         Decrease in net assets resulting from operations         (27,260)        (101,646)
                                                                 -------------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                       23,682           75,097
   Cost of shares redeemed                                        (21,251)         (36,598)
                                                                 -------------------------
         Increase in net assets from capital
            share transactions                                      2,431           38,499
                                                                 -------------------------
Net decrease in net assets                                        (24,829)         (63,147)

NET ASSETS

   Beginning of period                                            185,843          248,990
                                                                 -------------------------
   End of period                                                 $161,014         $185,843
                                                                 =========================
Undistributed net investment loss included in net assets:
   End of period                                                 $   (639)        $      -
                                                                 =========================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                                      2,530            5,388
   Shares redeemed                                                 (2,338)          (2,799)
                                                                 -------------------------
         Increase in shares outstanding                               192            2,589
                                                                 =========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund). The Fund's investment objective is long-term capital appreciation.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


                  value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


              2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

              Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

              Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2002.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $35,415,000, which will expire between 2008 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2002, were $105,341,000 and $106,811,000, respectively.

          The  cost  of   securities   for  federal   income  tax   purposes  is
          approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of January 31, 2002, were $16,258,000 and $14,379,000, respectively.


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


          The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2002, the Fund loaned securities having a fair value of approximately $1,888,000 and held collateral of $1,907,000 for the loans.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


              July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/- 1.00% to 4.00%             +/- 0.04%
       +/- 4.01% to 7.00%             +/- 0.05%
       +/- 7.01% and greater          +/- 0.06%

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

              The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.45% of its average net assets through November 30, 2002, after the effect of any custodian fee offset arrangements.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FIRST START GROWTH FUND
JANUARY 31, 2002 (UNAUDITED)


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                YEAR ENDED JULY 31,
                              ----------------------------------------------------------------
                                  2002           2001          2000          1999         1998*
                              ----------------------------------------------------------------
Net asset value at
   beginning of period        $  10.87       $  17.17      $  15.44      $  12.27      $ 10.00
Net investment loss               (.04)a         (.16)a        (.15)a        (.07)a       (.10)a
Net realized and
   unrealized gain (loss)        (1.51)         (6.14)         1.94          3.32         2.37
Distributions of realized
   capital gains                     -              -          (.06)         (.08)           -
                              ----------------------------------------------------------------
Net asset value at
   end of period              $   9.32       $  10.87      $  17.17      $  15.44      $ 12.27
                              ================================================================
Total return (%) **             (14.26)        (36.66)        11.58         26.81        22.70
Net assets at end
   of period (000)            $161,014       $185,843      $248,990      $155,802      $45,344
Ratio of expenses to
   average net assets (%)         1.45b,c        1.65c         1.65          1.65         1.65
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)             2.86b,c        2.18c         1.95          1.87            -
Ratio of net investment
   loss to average
   net assets (%)                 (.79)b        (1.17)         (.92)         (.50)        (.83)
Portfolio turnover (%)           67.70          59.27         52.58         26.64        52.11



 *  Fund commenced operations on August 1, 1997.
**  Assumes reinvestment of all dividend income distributions during the period.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total expenses prior to any custodian fee offset arrangement.

                    DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

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




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